UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
October 20, 2008
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 95-4840775
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

1840 Century Park East, Los Angeles, California 90067
www.northropgrumman.com
(Address of principal executive offices and internet site)
(310) 553-6262
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 3.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (d) Election of Two New Directors
     (1) On October 20, 2008, Northrop Grumman Corporation (the “Company”) elected Bruce S. Gordon and Madeleine Kleiner to its Board of Directors (the “Board”).
     Bruce S. Gordon, 62, served as president and chief executive officer for the National Association for the Advancement of Colored People (NAACP) from 2005 to 2007. He retired as president of the Retail Markets Group for Verizon Communications Inc. in 2003. Mr. Gordon currently serves as lead director of Tyco International LTD and as a director of CBS Corporation.
     Madeleine Kleiner, 57, most recently served as executive vice president and general counsel for Hilton Hotels Corporation from January 2001 until January 2008.
     (2) There is no arrangement or understanding between Mr. Gordon nor Ms. Kleiner and any other persons pursuant to which either Mr. Gordon or Ms. Kleiner was selected as a director.
     (3) Mr. Gordon was appointed to the Compensation Committee and the Policy Committee of the Board. Ms. Kleiner was appointed to the Audit Committee and the Governance Committee.
     (4) No information is required by Item 404(a) of Regulation S-K.
     (5) Mr. Gordon and Ms. Kleiner are each entitled to receive a director retainer fee of $220,000 per year of which $100,000 is paid in cash and $120,000 is deferred into a stock unit account pursuant to the Company’s 1993 Stock Plan for Non-Employee Directors and will be paid out in Company Common Stock at the conclusion of each of Mr. Gordon’s and Ms. Kleiner’s service. Ms. Kleiner is entitled to receive an additional $10,000 for serving on the Audit Committee. The retainer for each new director will be prorated in 2008.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) Amendment to Bylaws
     On October 20, 2008, the Board approved an amendment to Article III, Section 3.02 of the Bylaws of the Company to increase the authorized number of directors of the Company from twelve (12) to fourteen (14).

Item 9.01	Financial Statements and Exhibits
   (d) Exhibits.

Exhibit 3.2	Amendment to Article III, Section 3.02 of Bylaws

Exhibit 99.1	Press Release (“Northrop Grumman Elects Bruce S. Gordon to Board of Directors”), dated October 20, 2008

Exhibit 99.2	Press Release (“Northrop Grumman Elects Madeleine Kleiner to Board of Directors”), dated October 20, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION

(Registrant)

By:	/s/ Stephen D. Yslas

Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel
Date: October 23, 2008

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

3.2	Amendment to Article III, Section 3.02 of Bylaws

99.1	Press Release (“Northrop Grumman Elects Bruce S. Gordon to Board of Directors”), dated October 20, 2008

99.2	Press Release (“Northrop Grumman Elects Madeleine Kleiner to Board of Directors”), dated October 20, 2008